                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 27, 2001





                          RELIABLE POWER SYSTEMS, INC.,
               Formerly known as Dencor Energy Cost Controls, Inc. (Exact name of registrant as specified in charter)







             COLORADO                     0-9255               84-0658020
   (State or other jurisdiction      (Commission File         (IRS Employer
of incorporation or organization)         Number)          Identification No.)








                           399 Perry Street, Suite 300
                           CASTLE ROCK, COLORADO 80104
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 733-8970


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

On November 27, 2001 the Board of Directors of Reliable Power Systems, Inc. voted to change our Certifying Accountants from AJ. Robbins, PC to Deloitte & Touche LLP. The Board of Directors approved the dismissal of AJ. Robbins, PC and the retainer of Deloitte & Touche LLP. On December 18, 2001 Deloitte & Touche LLP finalized their client background and formally accepted Reliable Power Systems, Inc. as a client for the fiscal 2001 audit. AJ. Robbins, PC did not render an opinion for either of the past two years, previous accountants rendered such opinions that were discussed in a previous Form 8-K filing on April 6, 2001. The change in Certifying Accountants was made so that we could utilize the international accounting experience and expertise of Deloitte & Touche LLP.

There were no disagreements between the Company and AJ. Robbins, PC. with respect to the Company's accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has authorized AJ. Robbins, PC to respond fully to inquiries of Deloitte & Touche LLP concerning the registrant's financial statements.

Item 5. Other Events

Not Applicable

Item 6. Resignation of Registrant's Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 16.1 AJ. Robbins, PC acknowledging termination of client auditor relationship.

Exhibit 16.2 AJ. Robbins, PC letter acknowledging agreement with the statements made by Reliable Power Systems, Inc..

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Reliable Power Systems, Inc.

December 19, 2001                       By: /s/ Jerry A. Mitchell
                                            ------------------------------------
                                                       (Signature)

                                            Jerry A. Mitchell
                                            Vice President of Finance and Chief
                                            Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  16.1 AJ. Robbins, PC acknowledging termination of client auditor relationship.

  16.2 AJ. Robbins, PC letter acknowledging agreement with the statements made by Reliable Power Systems, Inc..